EXHIBIT  32

        CERTIFICATION PURSUANT TO THE 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with  the  Quarterly  Report  of  Nighthawk  Systems,  Inc. (the
"Company") on Form 10-QSB/A for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, H. Douglas Saathoff, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and the financial information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for the periods presented in the report.



                           /s/  H.  Douglas  Saathoff

                            H.  Douglas  Saathoff
                            Chief  Executive  Officer
                            and  Chief  Financial  Officer


                                October 12, 2004


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